UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Semiannual Report April 30, 2008

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

INVESTMENT UPDATE

Payson F. Swaffield, CFA
Co-Portfolio Manager

Mark S. Venezia, CFA
Co-Portfolio Manager

Scott H. Page, CFA
Co-Portfolio Manager

Susan Schiff, CFA
Co-Portfolio Manager

Catherine C. McDermott
Co-Portfolio Manager

Christine Johnston, CFA
Co-Portfolio Manager

Economic and Market Conditions

•             In the senior loan market, the price dislocation in the credit markets that began in the second half of 2007 worsened during the first quarter of 2008. What began as a reaction to the unrelated but growing subprime mortgage problem, grew into a substantial market wide sell off that affected not just the loan market but other fixed income and equity asset classes as well. The impact on the bank loan asset class was significant and unprecedented. Average loan prices, which had fallen about 4-5% by December 2007, declined a further 7-8% by mid-February before recovering somewhat by the end of that month. Along with the tentative return of market confidence, loan prices have been rising since mid-March, and are up approximately 4-5% from their mid-February bottom. Management is cautiously optimistic that the worst is behind us and the market could possibly see continued price firming in the coming months ahead. Default rates in the marketplace have increased to 1%, but remain well below historical averages of 3%. While management believes that default rates are likely to rise beyond the currently low level, management also believes that, in certain instances, default risks are priced into the asset class.

•             The six months ended April 30, 2008 was also one of the most volatile periods in decades for the mortgage-backed securities (MBS) market. During the period, seasoned MBS yield spreads widened approximately 100 basis points. The credit crunch, which began in 2007 as a result of problems associated with subprime lending, worsened in early 2008 amid declining home values and a weakening economy. As foreclosures surged among subprime borrowers, investors became increasingly risk-averse, even with respect to higher-quality, agency-backed MBS, and the MBS market reflected investor concerns. At mid-March, the financial markets began to stabilize, as the Federal Reserve (the “Fed”) initiated several unprecedented actions to inject liquidity into the credit markets. Those moves included a series of dramatic interest rate cuts, the introduction of innovative lending facilities and the rescue of troubled Bear Stearns. In the wake of the Fed’s emergency actions, the MBS markets stabilized, although credit remained tight by historical standards.

•             The foreign markets were characterized by increasing volatility during the period amid the growing credit crisis and concerns over financial stability. While the global economy continued to generate growth, there were increasing concerns about inflation tied to soaring energy and food costs, as well as wariness about the impact of a slowing U.S. economy on global growth. Selected emerging bond markets fared well, posting stronger growth rates relative to developed countries. Western Europe continued to moderate, with inflation pushing above the European Central Bank’s target zone. Many European countries outside the Eurozone generated faster growth rates. Commodity-rich Latin America experienced surging global demand for energy and materials. Central banks raised interest rates

Eaton Vance Short Duration Diversified Income Fund

Total Return Performance 10/31/07 – 4/30/08

NYSE Symbol		EVG
At Market(1)		0.37%
At Net Asset Value (NAV)(1)		-1.05%
Lipper Global Income Funds Average (At NAV)(2)		0.2 9%
Lipper Global Income Funds Average (At Share Price)(2)		2.67%
Total Distributions per share		$0.710
Distribution Rate(3)	On NAV	8.10%
	On Market	8.96%

Please refer to page 3 for additional performance information.

(1)	Performance results reflect the effect of leverage resulting from the Fund’s derivative instruments and the reinvestment of securities lending collateral.

(2)

It is not possible to invest directly in a Lipper Classification. The Lipper total return is the average total return, at net asset value and at share price, of the funds that are in the same Lipper Classification as the Fund.

(3)

The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

to counter higher inflation in both regions. Asian interest rates remained relatively stable, as rising inflation was offset by concerns over slower global demand. The prolonged weakness of the U.S. dollar gave investors in foreign securities added returns from currency appreciation, with the Euro, the Polish Zloty, the Malaysian Ringgit registering especially noteworthy gains against the U.S. dollar.

Management Discussion

•             The Fund’s investment objective is to provide a high level of current income. In pursuing the Fund’s objective, the Fund’s investments have been allocated primarily to senior, secured loans, mortgage-backed securities (MBS) and foreign obligations.

•             As of April 30, 2008, the Fund’s senior loan holdings remained diversified with respect to industry, geography, and borrower. The largest industry holdings were healthcare, publishing and cable and satellite television. Most of these industries tended to be non-cyclical, and within each there was further diversity of individual borrowers and geography, with larger sized exposures possessing good capital structures, strong collateral value and attractive yield. Exposure to more highly cyclical industries, such as home builders, was minimal. There continued to be no exposure to subprime or mortgage lenders as of April 30, 2008.The Fund’s exposure to senior, secured loans was a drag on performance for the six-month period.

•             The Fund’s seasoned MBS holdings contributed positively to its performance. Importantly, the declining bond yields outpaced the spread widening in this sector, producing positive returns for the six-month period. While the Fund’s seasoned MBS felt the impact of the credit crunch, management believes that the underlying credit quality of this segment remains sound. Typically, the mortgages underlying seasoned MBS were originated in the 1980s or 1990s. Due to significant appreciation in home prices since that time, these mortgages typically have lower loan-to-value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these securities are guaranteed by government agencies. All of these factors together place seasoned MBS among the highest quality securities in the U.S. fixed-income markets. Importantly, the Fund had no exposure to the subprime lending market or to non-agency MBS. The Fund increased its exposure to 10- and 15-year seasoned fixed-rate MBS. In the view of management, that segment represented the most undervalued area of the market from a relative value standpoint. Prepayment rates for the Fund’s seasoned MBS remained in the mid-teens.

•             The Fund’s foreign investments consisted primarily of long and short forward currency contracts, foreign-denominated sovereign bonds and other derivatives. The Fund’s exposure to emerging market currencies, through its investments in local debt and derivative instruments, was another positive contributor to the Fund’s performance during the period.

•             The Fund’s largest Asian position remained Malaysia, with additional positions in Indonesia, India and the Philippines. Malaysia has been a standout in Asia, registering higher GDP growth and a rise in disposable income. While providing higher yields than China, Malaysia’s currency, the Ringgit, has appreciated in concert with the Chinese Renminbi.

•             In Eastern Europe, Poland remained the Fund’s largest position. Poland continued to benefit from strong wage growth and a favorable balance of payments helped by continuing remittances from abroad. A recent series of interest rate hikes have gained the government credibility in its fight against inflation.

•             In Latin America, Brazil was the Fund’s largest position. In addition to benefiting from rising commodity prices, Brazil’s strong monetary policies have produced attractive yields and currency appreciation. The Fund’s Brazilian position has benefited as Brazil’s government has stabilized its economy in recent years, resulting in lower inflation, an accumulation of reserves and an inflow of capital – trends that have resulted in a further appreciation of Brazil’s currency.

•             The Fund retained positions in small economies that are de-linked from global trends. The largest of these was in Egypt, which has enjoyed a favorable balance of payments due to increased tourism, rising Suez Canal transit fees and an infusion of petro-dollars. The government has given its non-independent central bank the leeway to let its currency, the Egyptian Pound, appreciate in an effort to fight inflation – a move that has helped the Fund’s position. Elsewhere, the Fund had a large short position in South Africa. Plagued with slow growth and high inflation, the country’s mining and manufacturing base has been constrained by energy brownouts.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

FUND PERFORMANCE

•             The Fund employs leverage through the use of derivative instruments and reinvestment of securities lending collateral. Due to liquidity constraints during the period, the Fund lowered its leverage through securities lending, resulting in a decline in economic leverage from approximately 54% at October 31, 2007 to approximately 47% of total leveraged assets at April 30, 2008. The Fund’s leverage was comprised of approximately 11% through securities lending and approximately 36% through derivative instruments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price).

•             Effective January 30, 2008, Catherine C. McDermott assumed co-portfolio management responsibilities for Eaton Vance Short Duration Diversified Income Fund. Ms. McDermott joined Eaton Vance in 2000 as a senior financial analyst and Vice President. Previously, Ms. McDermott was a principal and analyst with CypressTree Investment Management in Boston and Financial Security Assurance in New York.

Performance(1)
New York Stock Exchange Symbol	EVG

Average Annual Total Returns (by share price, NYSE)
Six Months	0.37%
One Year	-8.58
Life of Fund (2/28/05)	2.06

Average Annual Total Returns (at net asset value)
Six Months	-1.05%
One Year	2.63
Life of Fund (2/28/05)	5.36

(1) Performance results reflect the effects of leverage.

Fund Composition

Fund Allocations(2)

By total leveraged assets

(2)

Fund Allocations are as of 4/30/08 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 189.0% as of 4/30/08. Fund Allocations are subject to change due to active management. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

	Senior Floating-Rate Interests — 48.4%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 0.6%
	ACTS Aero Technical Support & Service, Inc.
	187,773	Term Loan, 5.96%, Maturing October 5, 2014	$157,730
	DAE Aviation Holdings, Inc.
	114,894	Term Loan, 6.52%, Maturing July 31, 2014	113,063
	114,122	Term Loan, 6.65%, Maturing July 31, 2014	112,303
	Evergreen International Aviation
	265,072	Term Loan, 7.75%, Maturing October 31, 2011	235,914
	Hexcel Corp.
	388,666	Term Loan, 4.54%, Maturing March 1, 2012	377,006
	Vought Aircraft Industries, Inc.
	181,818	Term Loan, 4.95%, Maturing December 17, 2011	169,924
	793,155	Term Loan, 5.12%, Maturing December 17, 2011	749,201
			$1,915,141
	Air Transport — 0.4%
	Delta Air Lines, Inc.
	347,375	Term Loan, 6.15%, Maturing April 30, 2014	$277,900
	Northwest Airlines, Inc.
	1,094,000	DIP Loan, 4.72%, Maturing August 21, 2008	953,421
			$1,231,321
	Automotive — 3.6%
	Accuride Corp.
	535,682	Term Loan, 6.24%, Maturing January 31, 2012	$519,611
	Adesa, Inc.
	918,063	Term Loan, 4.95%, Maturing October 18, 2013	872,733
	Affina Group, Inc.
	845,732	Term Loan, 5.90%, Maturing November 30, 2011	752,702
	Allison Transmission, Inc.
	820,875	Term Loan, 5.57%, Maturing September 30, 2014	771,549
	ATU AFM Auto Holding GmbH & Co.
EUR	750,000	Term Loan, 7.93%, Maturing August 20, 2013	779,423
	AxleTech International Holding, Inc.
	425,000	Term Loan, 9.19%, Maturing April 21, 2013	393,125
	Chrysler Financial
	498,747	Term Loan, 6.80%, Maturing August 1, 2014	455,176
	Dayco Europe S.R.I.
EUR	364,551	Term Loan, 8.55%, Maturing June 21, 2010	524,662
	Dayco Products, LLC
	496,519	Term Loan, 7.35%, Maturing June 21, 2011	392,871
	Delphi Corp.
	1,000,000	DIP Loan, 6.38%, Maturing July 1, 2008	965,938

Principal Amount*		Borrower/Tranche Description	Value
Automotive (continued)
Ford Motor Co.
	493,750	Term Loan, 5.80%, Maturing December 15, 2013	$454,944
General Motors Corp.
	913,412	Term Loan, 5.06%, Maturing November 29, 2013	860,463
Goodyear Tire & Rubber Co.
	675,000	Term Loan, 4.54%, Maturing April 30, 2010	641,250
HLI Operating Co., Inc.
EUR	27,273	Term Loan, 4.26%, Maturing May 30, 2014	36,941
EUR	1,320,327	Term Loan, 7.39%, Maturing May 30, 2014	1,788,387
Keystone Automotive Operations, Inc.
	239,545	Term Loan, 6.30%, Maturing January 12, 2012	192,834
LKQ Corp.
	249,039	Term Loan, 4.97%, Maturing October 12, 2014	247,171
TriMas Corp.
	1,070,313	Term Loan, 5.39%, Maturing August 2, 2011	990,039
	300,117	Term Loan, 5.16%, Maturing August 2, 2013	277,608
			$11,917,427
Beverage and Tobacco — 0.3%
Culligan International Co.
EUR	300,000	Term Loan, 9.12%, Maturing May 31, 2013	$249,882
Liberator Midco, Ltd.
EUR	250,000	Term Loan, 7.02%, Maturing October 27, 2013	373,934
EUR	250,000	Term Loan, 7.39%, Maturing October 27, 2014	373,934
			$997,750
Building and Development — 1.5%
Brickman Group Holdings, Inc.
	600,000	Term Loan, Maturing January 23, 2014(2)	$562,500
Building Materials Corp. of America
	395,025	Term Loan, 5.69%, Maturing February 22, 2014	332,479
Epco/Fantome, LLC
	460,000	Term Loan, 5.49%, Maturing November 23, 2010	399,763
Hovstone Holdings, LLC
	132,500	Term Loan, 7.27%, Maturing February 28, 2009	111,194
LNR Property Corp.
	704,000	Term Loan, 6.36%, Maturing July 3, 2011	589,380
Panolam Industries Holdings, Inc.
	155,749	Term Loan, 5.44%, Maturing September 30, 2012	129,272
PLY GEM Industries, Inc.
	524,887	Term Loan, 5.45%, Maturing August 15, 2011	452,340
	16,417	Term Loan, 5.45%, Maturing August 15, 2011	14,148

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Realogy Corp.
	257,899	Term Loan, 5.99%, Maturing September 1, 2014	$221,350
	957,913	Term Loan, 5.72%, Maturing September 1, 2014	822,159
	TRU 2005 RE Holding Co.
	575,000	Term Loan, 5.71%, Maturing December 9, 2008	531,875
	United Subcontractors, Inc.
	250,000	Term Loan, 12.21%, Maturing June 27, 2013(8)	125,000
	Wintergames Acquisition ULC
	738,694	Term Loan, 6.14%, Maturing April 24, 2009	703,606
			$4,995,066
	Business Equipment and Services — 2.9%
	Acxiom Corp.
	488,995	Term Loan, 5.80%, Maturing September 15, 2012	$477,382
	Affinion Group, Inc.
	908,129	Term Loan, 5.56%, Maturing October 17, 2012	858,182
	Allied Security Holdings, LLC
	354,242	Term Loan, 5.87%, Maturing June 30, 2010	331,216
	Education Management, LLC
	433,534	Term Loan, 4.50%, Maturing June 1, 2013	387,742
	Info USA, Inc.
	195,525	Term Loan, 4.70%, Maturing February 14, 2012	187,704
	Intergraph Corp.
	421,020	Term Loan, 5.08%, Maturing May 29, 2014	398,215
	Mitchell International, Inc.
	193,038	Term Loan, 4.67%, Maturing March 28, 2014	184,592
	N.E.W. Holdings I, LLC
	270,038	Term Loan, 5.43%, Maturing May 22, 2014	231,895
	Protection One, Inc.
	191,997	Term Loan, 5.23%, Maturing March 31, 2012	166,078
	Sabre, Inc.
	1,364,593	Term Loan, 4.88%, Maturing September 30, 2014	1,158,285
	Sitel (Client Logic)
	292,041	Term Loan, 5.14%, Maturing January 29, 2014	211,730
	SunGard Data Systems, Inc.
	1,925,463	Term Loan, 4.88%, Maturing February 11, 2013	1,828,534
	TDS Investor Corp.
EUR	525,796	Term Loan, 6.98%, Maturing August 23, 2013	730,611
	Valassis Communications, Inc.
	510,618	Term Loan, 4.45%, Maturing March 2, 2014	476,364
	114,527	Term Loan, 6.00%, Maturing March 2, 2014	106,844
	VWR International, Inc.
	450,000	Term Loan, 5.20%, Maturing June 28, 2013	420,750

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
WAM Acquisition, S.A.
EUR	153,716	Term Loan, 6.96%, Maturing May 4, 2014	$224,173
EUR	93,087	Term Loan, 6.96%, Maturing May 4, 2014	135,754
EUR	153,716	Term Loan, 7.21%, Maturing May 4, 2015	224,173
EUR	93,087	Term Loan, 7.21%, Maturing May 4, 2015	135,754
West Corp.
	691,267	Term Loan, 5.28%, Maturing October 24, 2013	633,614
			$9,509,592
Cable and Satellite Television — 3.5%
Cequel Communications, LLC
	475,000	Term Loan, 7.74%, Maturing May 5, 2014	$385,937
	1,017,673	Term Loan, 9.24%, Maturing May 5, 2014	812,103
Charter Communications Operating, Inc.
	1,986,853	Term Loan, 4.90%, Maturing April 28, 2013	1,760,020
CW Media Holdings, Inc.
	199,000	Term Loan, 5.95%, Maturing February 15, 2015	193,030
Insight Midwest Holdings, LLC
	1,029,375	Term Loan, 4.69%, Maturing April 6, 2014	981,399
Kabel Deutschland GmbH
EUR	1,000,000	Term Loan, 6.14%, Maturing March 31, 2012	1,448,566
Orion Cable GmbH
EUR	375,000	Term Loan, 7.44%, Maturing October 31, 2014	554,541
EUR	375,000	Term Loan, 7.64%, Maturing October 31, 2015	554,959
ProSiebenSat.1 Media AG
EUR	91,800	Term Loan, 6.77%, Maturing March 2, 2015	102,786
EUR	9,415	Term Loan, 6.25%, Maturing June 26, 2015	12,014
EUR	231,985	Term Loan, 6.25%, Maturing June 26, 2015	296,015
EUR	91,800	Term Loan, 7.02%, Maturing March 2, 2016	102,786
UPC Broadband Holding B.V.
EUR	1,150,000	Term Loan, 6.36%, Maturing October 16, 2011	1,631,758
	1,550,000	Term Loan, 4.46%, Maturing December 31, 2014	1,461,360
YPSO Holding SA
EUR	496,137	Term Loan, 6.89%, Maturing July 28, 2014	636,830
EUR	191,468	Term Loan, 6.89%, Maturing July 28, 2014	245,764
EUR	312,395	Term Loan, 6.89%, Maturing July 28, 2014	400,983
			$11,580,851
Chemicals and Plastics — 2.2%
Brenntag Holding GmbH and Co.
EUR	1,061,751	Term Loan, 8.52%, Maturing December 23, 2013	$1,396,819
Cognis GmbH
	400,000	Term Loan, 4.80%, Maturing September 15, 2013	361,500

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Foamex L.P.
	211,265	Term Loan, 5.97%, Maturing February 12, 2013	$174,822
Georgia Gulf Corp.
	212,633	Term Loan, 5.25%, Maturing October 3, 2013	201,204
INEOS Group
	240,000	Term Loan, 4.88%, Maturing December 14, 2013	224,475
	240,000	Term Loan, 5.38%, Maturing December 14, 2014	224,475
Innophos, Inc.
	437,248	Term Loan, 4.70%, Maturing August 10, 2010	414,293
Kleopatra
	225,000	Term Loan, 5.21%, Maturing January 3, 2016	162,281
EUR	200,000	Term Loan, 7.24%, Maturing January 3, 2016	224,388
Kranton Polymers, LLC
	651,010	Term Loan, 4.75%, Maturing May 12, 2013	544,407
Lucite International Group Holdings
	181,875	Term Loan, 5.15%, Maturing July 7, 2013	163,119
	64,399	Term Loan, 5.15%, Maturing July 7, 2013	57,758
MacDermid, Inc.
EUR	403,596	Term Loan, 6.98%, Maturing April 12, 2014	556,097
Millenium Inorganic Chemicals
	300,000	Term Loan, 8.45%, Maturing October 31, 2014	229,500
Propex Fabrics, Inc.
	235,192	Term Loan, 9.24%, Maturing July 31, 2012	152,875
Rockwood Specialties Group
EUR	1,455,000	Term Loan, 6.60%, Maturing July 30, 2012	2,112,382
			$7,200,395
Clothing / Textiles — 0.1%
Hanesbrands, Inc.
	250,000	Term Loan, 6.66%, Maturing March 5, 2014	$248,437
St. John Knits International, Inc.
	115,533	Term Loan, 5.90%, Maturing March 23, 2012	106,290
			$354,727
Conglomerates — 1.6%
Doncasters (Dunde HoldCo 4 Ltd.)
	124,984	Term Loan, 5.22%, Maturing July 13, 2015	$109,049
	124,984	Term Loan, 5.72%, Maturing July 13, 2015	109,049
GBP	250,000	Term Loan, 10.04%, Maturing January 13, 2016	408,488
ISS Holdings A/S
EUR	122,807	Term Loan, 6.65%, Maturing December 31, 2013	178,600
EUR	877,193	Term Loan, 6.65%, Maturing December 31, 2013	1,275,712
Jarden Corp.
	203,873	Term Loan, 4.45%, Maturing January 24, 2012	194,373
	498,744	Term Loan, 5.20%, Maturing January 24, 2012	488,947

	Principal Amount*	Borrower/Tranche Description	Value
	Conglomerates (continued)
	Polymer Group, Inc.
	1,215,905	Term Loan, 4.92%, Maturing November 22, 2012	$1,082,156
	RGIS Holdings, LLC
	42,536	Term Loan, 5.20%, Maturing April 30, 2014	36,873
	850,714	Term Loan, 5.30%, Maturing April 30, 2014	737,463
	US Investigations Services, Inc.
	522,368	Term Loan, 5.60%, Maturing February 21, 2015	474,049
	Vertrue, Inc.
	248,750	Term Loan, 5.70%, Maturing August 16, 2014	225,119
			$5,319,878
	Containers and Glass Products — 1.8%
	Berry Plastics Corp.
	540,759	Term Loan, 5.10%, Maturing April 3, 2015	$492,260
	Consolidated Container Co.
	321,750	Term Loan, 5.15%, Maturing March 28, 2014	252,172
	Crown Americas, Inc.
EUR	980,000	Term Loan, 6.09%, Maturing November 15, 2012	1,479,989
	JSG Acquisitions
EUR	500,000	Term Loan, 6.51%, Maturing December 31, 2014	737,365
EUR	500,000	Term Loan, 6.65%, Maturing December 31, 2014	737,365
	Pregis Corp.
	975,000	Term Loan, 4.95%, Maturing October 12, 2011	906,750
	Smurfit-Stone Container Corp.
	428,496	Term Loan, 2.50%, Maturing November 1, 2010	417,891
	244,516	Term Loan, 5.01%, Maturing November 1, 2011	238,464
	723,500	Term Loan, 5.03%, Maturing November 1, 2011	705,594
			$5,967,850
	Cosmetics / Toiletries — 0.2%
	Bausch & Lomb, Inc.
	40,000	Term Loan, 3.60%, Maturing April 30, 2015(3)	$39,560
	159,600	Term Loan, 5.95%, Maturing April 30, 2015	157,846
	Prestige Brands, Inc.
	579,161	Term Loan, 6.90%, Maturing April 7, 2011	560,338
			$757,744
	Drugs — 0.4%
	Pharmaceutical Holdings Corp.
	140,826	Term Loan, 6.14%, Maturing January 30, 2012	$133,785
	Stiefel Laboratories, Inc.
	160,489	Term Loan, 4.97%, Maturing December 28, 2013	154,871
	209,824	Term Loan, 4.97%, Maturing December 28, 2013	202,480

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Drugs (continued)
	Warner Chilcott Corp.
	184,671	Term Loan, 4.73%, Maturing January 18, 2012	$177,822
	536,908	Term Loan, 4.84%, Maturing January 18, 2012	516,998
			$1,185,956
	Ecological Services and Equipment — 0.6%
	Big Dumpster Merger Sub, Inc.
	97,283	Term Loan, 4.95%, Maturing February 5, 2013	$82,204
	Blue Waste B.V. (AVR Acquisition)
EUR	500,000	Term Loan, 6.87%, Maturing April 1, 2015	713,741
	Sensus Metering Systems, Inc.
	359,361	Term Loan, 5.46%, Maturing December 17, 2010	323,425
	24,789	Term Loan, 6.88%, Maturing December 17, 2010	22,310
	Waste Services, Inc.
	422,420	Term Loan, 5.15%, Maturing March 31, 2011	419,252
	Wastequip, Inc.
	400,217	Term Loan, 4.95%, Maturing February 5, 2013	338,183
			$1,899,115
	Electronics / Electrical — 2.1%
	Aspect Software, Inc.
	506,892	Term Loan, 5.63%, Maturing July 11, 2011	$475,211
	500,000	Term Loan, 9.75%, Maturing July 11, 2013	430,000
	Freescale Semiconductor, Inc.
	1,209,688	Term Loan, 4.46%, Maturing December 1, 2013	1,051,054
	Infor Enterprise Solutions Holdings
	744,379	Term Loan, 6.45%, Maturing July 28, 2012	618,765
	388,371	Term Loan, 6.45%, Maturing July 28, 2012	322,834
	250,000	Term Loan, 8.20%, Maturing March 2, 2014	162,917
	91,667	Term Loan, 8.95%, Maturing March 2, 2014	55,458
	158,333	Term Loan, 8.95%, Maturing March 2, 2014	103,181
	Invensys International Holding
EUR	650,000	Term Loan, 6.48%, Maturing December 15, 2010	976,566
	Network Solutions, LLC
	206,866	Term Loan, 5.24%, Maturing March 7, 2014	172,733
	Open Solutions, Inc.
	321,807	Term Loan, 5.15%, Maturing January 23, 2014	267,703
	Sensata Technologies Finance Co.
	989,924	Term Loan, 4.66%, Maturing April 27, 2013	904,131
	Spectrum Brands, Inc.
	16,486	Term Loan, 2.56%, Maturing March 30, 2013	15,105
	327,303	Term Loan, 6.89%, Maturing March 30, 2013	299,891
	SS&C Technologies, Inc.
	397,671	Term Loan, 4.83%, Maturing November 23, 2012	369,834

Principal Amount*		Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Vertafore, Inc.
	491,297	Term Loan, 5.59%, Maturing January 31, 2012	$454,450
	275,000	Term Loan, 9.09%, Maturing January 31, 2013	240,625
			$6,920,458
Equipment Leasing — 0.3%
AWAS Capital, Inc.
	591,833	Term Loan, 8.63%, Maturing March 22, 2013	$517,854
Maxim Crane Works, L.P.
	248,125	Term Loan, 4.71%, Maturing June 29, 2014	220,831
United Rentals, Inc.
	77,260	Term Loan, 2.60%, Maturing February 14, 2011	75,393
	182,719	Term Loan, 5.10%, Maturing February 14, 2011	178,303
			$992,381
Farming / Agriculture — 0.1%
BF Bolthouse HoldCo, LLC
	375,000	Term Loan, 8.20%, Maturing December 16, 2013	$348,750
			$348,750
Financial Intermediaries — 0.3%
Jupiter Asset Management Group
GBP	220,143	Term Loan, 7.84%, Maturing June 30, 2015	$375,508
LPL Holdings, Inc.
	498,741	Term Loan, 4.70%, Maturing December 18, 2014	465,076
Travelex America Holdings, Inc.
	125,000	Term Loan, 5.54%, Maturing October 31, 2013	116,562
	125,000	Term Loan, 6.04%, Maturing October 31, 2014	116,562
			$1,073,708
Food Products — 2.4%
Acosta, Inc.
	614,063	Term Loan, 5.12%, Maturing July 28, 2013	$585,662
Advantage Sales & Marketing, Inc.
	990,831	Term Loan, 4.70%, Maturing March 29, 2013	936,335
American Seafoods Group, LLC
	683,900	Term Loan, 4.36%, Maturing September 30, 2011	636,027
BL Marketing, Ltd.
GBP	300,000	Term Loan, 8.41%, Maturing December 20, 2013	561,486
GBP	300,000	Term Loan, 8.91%, Maturing December 20, 2014	561,486
Black Lion Beverages III B.V.
EUR	1,000,000	Term Loan, 8.92%, Maturing January 24, 2016	1,341,853

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Charden International B.V.
EUR	243,802	Term Loan, 6.90%, Maturing March 14, 2014	$356,485
EUR	243,802	Term Loan, 7.40%, Maturing March 14, 2015	356,484
Michael Foods, Inc.
	197,824	Term Loan, 6.70%, Maturing November 21, 2010	192,878
Pinnacle Foods Finance, LLC
	1,066,938	Term Loan, 5.44%, Maturing April 2, 2014	998,031
Reddy Ice Group, Inc.
	925,000	Term Loan, 4.46%, Maturing August 9, 2012	800,125
Ruby Acquisitions, Ltd.
GBP	441,631	Term Loan, 8.58%, Maturing January 5, 2015	763,152
			$8,090,004
Food Service — 1.1%
Aramark Corp.
GBP	543,125	Term Loan, 8.13%, Maturing January 27, 2014	$1,011,145
Buffets, Inc.
	269,371	DIP Loan, 11.25%, Maturing January 22, 2009	270,045
	52,500	Term Loan, 4.73%, Maturing May 1, 2013	30,384
	393,017	Term Loan, 11.39%, Maturing November 1, 2013	227,458
Denny's, Inc.
	37,000	Term Loan, 2.70%, Maturing March 31, 2012	35,057
	150,000	Term Loan, 4.70%, Maturing March 31, 2012	142,125
JRD Holdings, Inc.
	615,856	Term Loan, 5.20%, Maturing June 26, 2014	594,301
OSI Restaurant Partners, LLC
	18,797	Term Loan, 2.67%, Maturing May 9, 2013	16,408
	221,800	Term Loan, 5.00%, Maturing May 9, 2014	193,613
QCE Finance, LLC
	275,000	Term Loan, 8.45%, Maturing November 5, 2013	222,292
Selecta
EUR	741,246	Term Loan, 7.14%, Maturing June 28, 2015	1,009,790
			$3,752,618
Food / Drug Retailers — 0.9%
General Nutrition Centers, Inc.
	795,741	Term Loan, 4.95%, Maturing September 16, 2013	$707,712
Iceland Foods Group, Ltd.
GBP	250,000	Term Loan, 7.91%, Maturing May 2, 2014	465,017
GBP	250,000	Term Loan, 8.41%, Maturing May 2, 2015	465,429
Roundy's Supermarkets, Inc.
	1,304,022	Term Loan, 5.47%, Maturing November 3, 2011	1,224,476
			$2,862,634

	Principal Amount*	Borrower/Tranche Description	Value
	Forest Products — 0.1%
	Newpage Corp.
	374,063	Term Loan, 6.31%, Maturing December 5, 2014	$372,400
			$372,400
	Healthcare — 4.0%
	Accellent, Inc.
	1,010,714	Term Loan, 5.84%, Maturing November 22, 2012	$878,058
	American Medical Systems
	397,671	Term Loan, 5.38%, Maturing July 20, 2012	376,793
	AMR HoldCo, Inc.
	319,415	Term Loan, 5.00%, Maturing February 10, 2012	303,445
	Biomet, Inc.
	771,125	Term Loan, 5.70%, Maturing December 26, 2014	757,791
EUR	348,250	Term Loan, 7.73%, Maturing December 26, 2014	518,243
	Cardinal Health 409, Inc.
	421,813	Term Loan, 4.95%, Maturing April 10, 2014	376,468
	Carestream Health, Inc.
	942,971	Term Loan, 5.47%, Maturing April 30, 2013	803,882
	Carl Zeiss Vision Holding GmbH
	400,000	Term Loan, 5.14%, Maturing March 23, 2015	302,000
	Community Health Systems, Inc.
	58,074	Term Loan, 0.00%, Maturing July 25, 2014(3)	55,717
	1,134,810	Term Loan, 5.34%, Maturing July 25, 2014	1,088,763
	Dako EQT Project Delphi
	250,000	Term Loan, 6.44%, Maturing December 12, 2016	202,150
	DJO Finance, LLC
	199,500	Term Loan, 5.70%, Maturing May 15, 2014	194,762
	HCA, Inc.
	928,150	Term Loan, 4.95%, Maturing November 18, 2013	882,947
	Health Management Association, Inc.
	1,091,572	Term Loan, 4.45%, Maturing February 28, 2014	1,010,093
	IM U.S. Holdings, LLC
	322,563	Term Loan, 4.67%, Maturing June 26, 2014	299,445
	Invacare Corp.
	213,450	Term Loan, 5.14%, Maturing February 12, 2013	199,042
	LifeCare Holdings, Inc.
	219,375	Term Loan, 6.95%, Maturing August 11, 2012	189,759
	MultiPlan Merger Corp.
	485,352	Term Loan, 5.38%, Maturing April 12, 2013	458,506
	National Mentor Holdings, Inc.
	16,800	Term Loan, 3.16%, Maturing June 29, 2013	14,448
	278,244	Term Loan, 4.70%, Maturing June 29, 2013	239,290
	Nyco Holdings
EUR	307,765	Term Loan, 6.98%, Maturing December 29, 2014	406,754
EUR	307,765	Term Loan, 7.73%, Maturing December 29, 2015	406,754

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
P&F Capital S.A.R.L.
EUR	209,223	Term Loan, 7.34%, Maturing February 21, 2014	$313,525
EUR	65,049	Term Loan, 7.34%, Maturing February 21, 2014	97,476
EUR	125,235	Term Loan, 7.34%, Maturing February 21, 2014	187,666
EUR	100,494	Term Loan, 7.34%, Maturing February 21, 2014	150,591
EUR	94,595	Term Loan, 7.84%, Maturing February 21, 2015	142,120
EUR	35,135	Term Loan, 7.84%, Maturing February 21, 2015	52,787
EUR	72,973	Term Loan, 7.84%, Maturing February 21, 2015	109,635
EUR	297,297	Term Loan, 7.84%, Maturing February 21, 2015	446,662
ReAble Therapeutics Finance, LLC
	449,697	Term Loan, 4.70%, Maturing November 16, 2013	424,683
Select Medical Corp.
	495,358	Term Loan, 4.63%, Maturing February 24, 2012	453,748
Select Medical Corp.
	482,881	Term Loan, 5.06%, Maturing February 24, 2012	442,319
Viant Holdings, Inc.
	497,494	Term Loan, 4.95%, Maturing June 25, 2014	422,870
			$13,209,192
Home Furnishings — 0.4%
Interline Brands, Inc.
	277,663	Term Loan, 4.61%, Maturing June 23, 2013	$262,392
	191,848	Term Loan, 4.61%, Maturing June 23, 2013	181,296
Oreck Corp.
	447,185	Term Loan, 7.66%, Maturing February 2, 2012(8)	208,388
Simmons Co.
	806,601	Term Loan, 5.61%, Maturing December 19, 2011	725,941
			$1,378,017
Industrial Equipment — 1.4%
Brand Energy and Infrastructure Services, Inc.
	198,120	Term Loan, 6.02%, Maturing February 7, 2014	$178,803
CEVA Group PLC U.S.
	262,114	Term Loan, 5.70%, Maturing January 4, 2014	237,869
	266,408	Term Loan, 5.72%, Maturing January 4, 2014	244,429
	762,419	Term Loan, 5.86%, Maturing January 4, 2014	699,520
EPD Holdings (Goodyear Engineering Products)
	87,281	Term Loan, 5.37%, Maturing July 13, 2014	72,334
	609,438	Term loan, 5.40%, Maturing July 13, 2014	505,071
	200,000	Term Loan, 8.65%, Maturing July 13, 2015	128,000
Generac Acquisition Corp.
	367,146	Term Loan, 5.18%, Maturing November 7, 2013	297,756
Gleason Corp.
	174,893	Term Loan, 4.65%, Maturing June 30, 2013	162,651
	20,089	Term Loan, 4.65%, Maturing June 30, 2013	18,683

Principal Amount*	Borrower/Tranche Description	Value
Industrial Equipment (continued)
John Maneely Co.
537,636	Term Loan, 6.03%, Maturing December 8, 2013	$485,601
Polypore, Inc.
843,625	Term Loan, 5.11%, Maturing July 3, 2014	805,662
Sequa Corp.
498,750	Term Loan, 5.95%, Maturing November 30, 2014	478,800
TFS Acquisition Corp.
221,625	Term Loan, 6.20%, Maturing August 11, 2013	206,111
		$4,521,290
Insurance — 0.8%
CCC Information Services Group, Inc.
568,938	Term Loan, 4.91%, Maturing February 10, 2013	$551,870
Conseco, Inc.
788,010	Term Loan, 4.86%, Maturing October 10, 2013	604,142
Crawford & Company
351,143	Term Loan, 5.45%, Maturing October 31, 2013	327,441
Crump Group, Inc.
265,325	Term Loan, 5.70%, Maturing August 4, 2014	244,099
Hub International Holdings, Inc.
132,059	Term Loan, 4.40%, Maturing June 13, 2014(3)	119,018
587,878	Term Loan, 5.20%, Maturing June 13, 2014	529,825
U.S.I. Holdings Corp.
223,312	Term Loan, 5.45%, Maturing May 4, 2014	209,914
		$2,586,309
Leisure Goods / Activities / Movies — 1.7%
24 Hour Fitness Worldwide, Inc.
396,900	Term Loan, 5.93%, Maturing June 8, 2012	$355,225
Bombardier Recreational Products
524,051	Term Loan, 5.32%, Maturing June 28, 2013	465,531
HEI Acquisition, LLC
550,000	Term Loan, 6.91%, Maturing April 13, 2014	467,500
Metro-Goldwyn-Mayer Holdings, Inc.
1,622,972	Term Loan, 5.95%, Maturing April 8, 2012	1,303,958
National CineMedia, LLC
725,000	Term Loan, 4.62%, Maturing February 13, 2015	675,804
Revolution Studios Distribution Co., LLC
333,123	Term Loan, 6.62%, Maturing December 21, 2014	308,139
225,000	Term Loan, 9.87%, Maturing June 21, 2015	173,250
Six Flags Theme Parks, Inc.
843,625	Term Loan, 5.20%, Maturing April 30, 2015	753,727

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Universal City Development Partners, Ltd.
925,455	Term Loan, 4.63%, Maturing June 9, 2011	$903,475
Zuffa, LLC
496,250	Term Loan, 4.88%, Maturing June 20, 2016	334,969
		$5,741,578
Lodging and Casinos — 1.1%
Bally Technologies, Inc.
924,772	Term Loan, 7.36%, Maturing September 5, 2009	$909,166
Harrah's Operating Co.
500,000	Term Loan, Maturing January 28, 2015(2)	470,535
Herbst Gaming, Inc.
1,000,000	Term Loan, Maturing December 2, 2011(2)	715,625
Isle of Capri Casinos, Inc.
569,228	Term Loan, 4.45%, Maturing November 30, 2013	503,766
171,629	Term Loan, 4.45%, Maturing November 30, 2013	151,892
227,691	Term Loan, 4.45%, Maturing November 30, 2013	201,507
New World Gaming Partners, Ltd.
290,938	Term Loan, 5.19%, Maturing June 30, 2014	248,024
58,333	Term Loan, 5.19%, Maturing June 30, 2014	49,729
VML US Finance, LLC
133,333	Term Loan, 4.95%, Maturing May 25, 2012	127,425
266,667	Term Loan, 4.95%, Maturing May 25, 2013	254,850
		$3,632,519
Nonferrous Metals / Minerals — 0.5%
Euramax International, Inc.
167,105	Term Loan, 10.98%, Maturing June 28, 2013	$117,183
82,895	Term Loan, 10.98%, Maturing June 28, 2013	58,130
Murray Energy Corp.
727,500	Term Loan, 7.91%, Maturing January 28, 2010	691,125
Neo Material Technologies, Inc.
221,712	Term Loan, 6.62%, Maturing August 31, 2009	218,387
Noranda Aluminum Acquisition
523,439	Term Loan, 5.07%, Maturing May 18, 2014	497,267
Thompson Creek Metals Co.
209,706	Term Loan, 7.48%, Maturing October 26, 2012	207,609
		$1,789,701
Oil and Gas — 0.5%
Concho Resources, Inc.
320,275	Term Loan, 7.15%, Maturing March 27, 2012	$318,273
Dresser, Inc.
300,000	Term Loan, 8.82%, Maturing May 4, 2015	278,250

Principal Amount*		Borrower/Tranche Description	Value
Oil and Gas (continued)
Enterprise GP Holdings, L.P.
	300,000	Term Loan, 4.96%, Maturing October 31, 2014	$295,125
Primary Natural Resources, Inc.
	490,000	Term Loan, 5.00%, Maturing July 28, 2010	464,814
Targa Resources, Inc.
	87,903	Term Loan, 2.57%, Maturing October 31, 2012	84,563
	232,647	Term Loan, 6.83%, Maturing October 31, 2012	223,807
			$1,664,832
Publishing — 4.7%
American Media Operations, Inc.
	1,000,000	Term Loan, 7.25%, Maturing January 31, 2013	$916,250
CanWest MediaWorks, Ltd.
	223,312	Term Loan, 5.09%, Maturing July 10, 2014	214,380
GateHouse Media Operating, Inc.
	175,000	Term Loan, 4.75%, Maturing August 28, 2014	118,672
	375,000	Term Loan, 5.09%, Maturing August 28, 2014	254,297
Idearc, Inc.
	2,819,337	Term Loan, 4.71%, Maturing November 17, 2014	2,333,002
Laureate Education, Inc.
	59,434	Term Loan, 0.00%, Maturing August 17, 2014(3)	55,036
	399,177	Term Loan, 5.97%, Maturing August 17, 2014	369,638
MediaNews Group, Inc.
	270,188	Term Loan, 5.13%, Maturing August 2, 2013	198,588
Mediannuaire Holding
EUR	250,000	Term Loan, 6.61%, Maturing October 10, 2014	317,900
EUR	250,000	Term Loan, 7.11%, Maturing October 10, 2015	318,483
Nebraska Book Co., Inc.
	721,899	Term Loan, 5.13%, Maturing March 4, 2011	664,147
Nielsen Finance, LLC
	972,539	Term Loan, 5.10%, Maturing August 9, 2013	922,291
Philadelphia Newspapers, LLC
	212,965	Term Loan, 6.60%, Maturing June 29, 2013	182,085
Reader's Digest Association, Inc. (The)
	915,750	Term Loan, 4.94%, Maturing March 2, 2014	771,061
Seat Pagine Gialle SpA
EUR	1,566,254	Term Loan, 4.39%, Maturing May 25, 2012	2,223,100
Trader Media Corp.
GBP	437,625	Term Loan, 8.00%, Maturing March 23, 2015	720,115
Tribune Co.
	490,000	Term Loan, 5.48%, Maturing May 17, 2009	467,337
	794,000	Term Loan, 5.54%, Maturing May 17, 2014	590,538
World Directories Acquisition
EUR	877,676	Term Loan, 6.39%, Maturing May 31, 2014	1,181,412
Xsys US, Inc.
EUR	1,000,000	Term Loan, 6.98%, Maturing September 27, 2014	1,363,844

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
YBR Acquisition BV
EUR	450,000	Term Loan, 7.27%, Maturing June 30, 2013	$648,760
EUR	450,000	Term Loan, 7.77%, Maturing June 30, 2014	649,461
			$15,480,397
Radio and Television — 1.9%
Block Communications, Inc.
	268,813	Term Loan, 4.70%, Maturing December 22, 2011	$255,372
CMP KC, LLC
	485,594	Term Loan, 6.75%, Maturing May 5, 2013	376,335
NEP II, Inc.
	173,249	Term Loan, 4.95%, Maturing February 16, 2014	157,296
Nexstar Broadcasting, Inc.
	384,197	Term Loan, 4.45%, Maturing October 1, 2012	353,461
	363,713	Term Loan, 4.65%, Maturing October 1, 2012	334,616
PanAmSat Corp.
	229,879	Term Loan, 5.18%, Maturing January 3, 2014	218,457
	229,810	Term Loan, 5.18%, Maturing January 3, 2014	218,392
	229,810	Term Loan, 5.18%, Maturing January 3, 2014	218,392
Paxson Communications Corp.
	850,000	Term Loan, 5.96%, Maturing January 15, 2012	680,000
SFX Entertainment
	367,091	Term Loan, 5.45%, Maturing June 21, 2013	337,724
Tyrol Acquisition 2 SAS
EUR	250,000	Term Loan, 6.39%, Maturing January 19, 2015	329,603
EUR	250,000	Term Loan, 6.65%, Maturing January 19, 2016	329,603
Univision Communications, Inc.
	200,000	Term Loan, 5.36%, Maturing March 29, 2009	192,333
	2,024,990	Term Loan, 5.15%, Maturing September 29, 2014	1,710,485
Young Broadcasting, Inc.
	490,000	Term Loan, 5.25%, Maturing November 3, 2012	442,838
	243,125	Term Loan, 5.36%, Maturing November 3, 2012	219,724
			$6,374,631
Rail Industries — 0.1%
RailAmerica, Inc.
	450,000	Term Loan, 5.32%, Maturing August 14, 2008	$438,750
			$438,750
Retailers (Except Food and Drug) — 0.8%
American Achievement Corp.
	307,411	Term Loan, 4.98%, Maturing March 25, 2011	$284,356
Josten's Corp.
	375,045	Term Loan, 6.72%, Maturing October 4, 2011	361,294

	Principal Amount*	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Neiman Marcus Group, Inc.
	205,696	Term Loan, 4.76%, Maturing April 5, 2013	$196,911
	Orbitz Worldwide, Inc.
	313,425	Term Loan, 5.79%, Maturing July 25, 2014	269,546
	Oriental Trading Co., Inc.
	300,000	Term Loan, 8.87%, Maturing January 31, 2013	225,000
	455,102	Term Loan, 5.23%, Maturing July 31, 2013	368,633
	Rent-A-Center, Inc.
	277,527	Term Loan, 4.92%, Maturing November 15, 2012	261,222
	Rover Acquisition Corp.
	419,688	Term Loan, 5.03%, Maturing October 26, 2013	382,125
	Savers, Inc.
	101,250	Term Loan, 5.48%, Maturing August 11, 2012	95,175
	110,481	Term Loan, 5.49%, Maturing August 11, 2012	103,852
	The Yankee Candle Company, Inc.
	184,654	Term Loan, 4.61%, Maturing February 6, 2014	168,589
			$2,716,703
	Steel — 0.3%
	Algoma Acquisition Corp.
	708,611	Term Loan, 7.33%, Maturing June 20, 2013	$657,237
	Niagara Corp.
	297,750	Term Loan, 7.86%, Maturing June 29, 2014	247,133
			$904,370
	Surface Transport — 0.1%
	Swift Transportation Co., Inc.
	501,163	Term Loan, 6.50%, Maturing May 10, 2014	$373,471
			$373,471
	Telecommunications — 1.9%
	Alltell Communication
	498,747	Term Loan, 5.55%, Maturing May 16, 2014	$459,297
	771,125	Term Loan, 5.47%, Maturing May 16, 2015	710,131
	Asurion Corp.
	425,000	Term Loan, 6.10%, Maturing July 13, 2012	393,302
	250,000	Term Loan, 9.39%, Maturing January 13, 2013	224,688
	BCM Luxembourg, Ltd.
EUR	375,000	Term Loan, 6.61%, Maturing September 30, 2014	545,493
EUR	375,000	Term Loan, 6.86%, Maturing September 30, 2015	545,987
EUR	500,000	Term Loan, 8.98%, Maturing March 31, 2016	713,255
	Intelsat Bermuda, Ltd.
	300,000	Term Loan, 5.20%, Maturing February 1, 2014	299,775
	Intelsat Subsidiary Holding Co.
	295,500	Term Loan, 5.18%, Maturing July 3, 2013	283,089

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	IPC Systems, Inc.
GBP	297,750	Term Loan, 8.27%, Maturing May 31, 2014	$451,127
	Macquarie UK Broadcast Ventures, Ltd.
GBP	225,000	Term Loan, 7.95%, Maturing December 26, 2014	387,693
	Stratos Global Corp.
	305,500	Term Loan, 5.44%, Maturing February 13, 2012	290,416
	Windstream Corp.
	871,025	Term Loan, 4.22%, Maturing July 17, 2013	851,894
			$6,156,147
	Utilities — 1.2%
	AEI Finance Holding, LLC
	75,414	Revolving Loan, 2.60%, Maturing March 30, 2012	$66,742
	556,141	Term Loan, 5.69%, Maturing March 30, 2014	492,185
	Astoria Generating Co.
	375,000	Term Loan, 6.35%, Maturing August 23, 2013	346,875
	BRSP, LLC
	513,866	Term Loan, 7.91%, Maturing July 13, 2009	477,895
	Calpine Corp.
	247,505	DIP Loan, 5.58%, Maturing March 30, 2009	233,295
	NRG Energy, Inc.
	556,432	Term Loan, 4.20%, Maturing June 1, 2014	535,079
	1,139,215	Term Loan, 4.20%, Maturing June 1, 2014	1,095,498
	TXU Texas Competitive Electric Holdings Co., LLC
	223,875	Term Loan, 6.58%, Maturing October 10, 2014	214,780
	721,375	Term Loan, 6.58%, Maturing October 10, 2014	691,574
			$4,153,923
Total Senior Floating-Rate Interests (identified cost $170,370,094)			$160,367,596
	Mortgage-Backed Securities — 51.4%
	Collateralized Mortgage Obligations — 9.1%
	Principal Amount (000's omitted)	Security	Value
	Federal Home Loan Mortgage Corp.:
	$7,386	Series 2113, Class QG, 6.00%, 1/15/29	$7,498,917
	4,058	Series 2167, Class BZ, 7.00%, 6/15/29(4)	4,235,719
	4,993	Series 2182, Class ZB, 8.00%, 9/15/29(4)	5,343,025
	Federal National Mortgage Association:
	279	Series 1989-89, Class H, 9.00%, 11/25/19	305,571
	605	Series 1991-122, Class N, 7.50%, 9/25/21	638,721
	5,564	Series 1993-84, Class M, 7.50%, 6/25/23(4)	5,940,123
	1,653	Series 1997-28, Class ZA, 7.50%, 4/20/27	1,754,336
	1,473	Series 1997-38, Class N, 8.00%, 5/20/27	1,580,465

Principal Amount (000's omitted)	Security	Value
Collateralized Mortgage Obligations (continued)
$2,660	Series G-33, Class PT, 7.00%, 10/25/21(4)	$2,775,241
Total Collateralized Mortgage Obligations (identified cost $29,776,765)		$30,072,118
Mortgage Pass-Throughs — 42.3%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$2,495	6.00%, with maturity at 2014(4)	$2,574,201
2,654	6.15%, with maturity at 2027	2,728,752
7,677	6.50%, with maturity at 2019(4)	8,006,155
6,432	7.00%, with various maturities to 2013	6,649,299
4,987	7.50%, with maturity at 2024	5,392,738
7,129	8.00%, with various maturities to 2031	7,691,280
7,338	8.50%, with various maturities to 2031	8,087,237
725	9.00%, with maturity at 2031	823,016
761	9.50%, with various maturities to 2022	851,708
1,743	11.50%, with maturity at 2019(5)	1,942,660
		$44,747,046
Federal National Mortgage Association:
$13,576	5.00%, with maturity at 2013(4)	$13,691,281
3,176	5.50%, with maturity at 2029(4)	3,177,930
4,002	6.321%, with maturity at 2032(4)(6)	4,100,317
9,618	6.50%, with maturity at 2018(4)	9,990,239
9,062	7.00%, with various maturities to 2032	9,543,093
17,142	7.50%, with various maturities to 2031(4)	18,398,102
5,378	8.00%, with various maturities to 2029	5,833,173
1,127	8.50%, with maturity at 2027	1,230,000
2,245	9.00%, with various maturities to 2029	2,522,502
361	9.50%, with maturity at 2014	385,395
2,218	10.00%, with various maturities to 2031	2,505,526
		$71,377,558
Government National Mortgage Association:
$8,118	7.50%, with maturity at 2025	$8,768,489
7,808	8.00%, with various maturities to 2027	8,566,748
4,082	9.00%, with maturity at 2026	4,647,410
750	9.50%, with maturity at 2025	851,934
977	11.00%, with maturity at 2018	1,098,252
		$23,932,833
Total Mortgage Pass-Throughs (identified cost $138,369,633)		$140,057,437
Total Mortgage-Backed Securities (identified cost $168,146,398)		$170,129,555

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Asset-Backed Securities — 0.1%
	Principal Amount (000's omitted)	Security	Value
	$500	Centurion CDO 9 Ltd., Series 2005-9A, Class Note, 9.35%, 7/17/19	$346,672
Total Asset-Backed Securities (identified cost $500,000)			$346,672
	Corporate Bonds & Notes — 1.4%
	Principal Amount (000's omitted)	Security	Value
	Building and Development — 0.2%
	Grohe Holding, Variable Rate
EUR	500	7.622%, 1/15/14(6)	$710,336
			$710,336
	Cable and Satellite Television — 0.9%
	Iesy Hessen & ISH NRW, Variable Rate
EUR	2,000	7.723%, 4/15/13	$2,981,463
			$2,981,463
	Financial Intermediaries — 0.3%
	ING Bank NV
	$1,000	10.80%, 6/12/08	$998,285
			$998,285
	Telecommunications — 0.0%
	Qwest Corp., Sr. Notes, Variable Rate
	$200	6.05%, 6/15/13(6)	$192,500
			$192,500
Total Corporate Bonds & Notes (identified cost $4,296,116)			$4,882,584
	Foreign Corporate Bonds & Notes — 0.9%
	Principal Amount (000's omitted)	Security	Value
	Index Linked Notes — 0.9%
	JP Morgan Chilean Inflation Linked Note
	$2,000	7.433%, 11/17/15(7)	$2,869,299
Total Foreign Corporate Bonds & Notes (identified cost $2,000,000)			$2,869,299

Foreign Government Securities — 4.2%
Principal Amount (000's omitted)		Security	Value
Ghanaian Government Bond
GHS	730	13.69%, 3/15/10	$729,733
GHS	320	13.50%, 3/29/10	318,787
GHS	1,300	13.67%, 6/15/12	1,251,212
Indonesia Government
IDR	31,371,000	11.00%, 12/15/12	3,241,873
Kenyan Treasury Bond
KES	4,050	9.50%, 3/23/09	65,718
Nota Do Tesouro Nacional
BRL	2,702	6.00%, 5/15/15(9)	1,453,148
Republic of Iceland
ISK	162,821	9.50%, 6/13/08	2,167,432
Republic of Nigeria
NGN	45,900	0.00%, 9/4/08	377,571
NGN	119,000	17.00%, 12/16/08	1,069,683
NGN	39,700	12.00%, 4/28/09	347,550
Republic of Sri Lanka
LKR	38,900	11.50%, 11/1/08	349,618
Republic of Uganda
UGX 384,700		0.00%, 10/23/08	214,407
Republic of Uruguay
UYU	42,911	5.00%, 9/14/18(10)	2,390,826
Total Foreign Government Securities (identified cost $13,903,407)			$13,977,558
Currency Options Purchased — 0.1%

Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	Value
Euro Put Option	EUR	300	1.2738	10/2/08	$392
Euro Put Option	EUR	300	1.2950	10/10/08	551
Euro Put Option	EUR	300	1.2990	10/16/08	616
Euro Put Option	EUR	300	1.3155	10/30/08	869
Euro Put Option	EUR	300	1.3195	11/13/08	1,042
Euro Put Option	EUR	300	1.3540	11/26/08	1,691
Euro Put Option	EUR	300	1.3506	12/11/08	1,840
Euro Put Option	EUR	300	1.3270	1/8/09	1,770
Euro Put Option	EUR	300	1.3375	2/12/09	2,443
Euro Put Option	EUR	300	1.3705	4/8/09	4,302
Euro Put Option	EUR	300	1.3745	5/13/09	5,049
South Korean Won Call Option	KRW	1,864,800	932.4	3/3/09	5,650
South Korean Won Call Option	KRW	1,831,000	915.5	6/2/09	4,816

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Description	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	Value
South Korean Won Put Option	KRW	1,864,800	932.4	3/3/09	$133,501
South Korean Won Put Option	KRW	1,831,000	915.5	6/2/09	156,953
Total Currency Options Purchased (identified cost $339,458)					$321,485
Short-Term Investments — 12.3%
Foreign Government Securities — 6.7%

Principal Amount* (000's omitted)		Security	Value
Bank of Georgia Group
GEL	2,765	7.00%, 5/30/08(8)	$1,887,482
GEL	2,031	8.25%, 10/10/08(8)	1,386,953
Central Bank of Iceland
ISK	100,000	15.25%, 9/24/08(6)	1,335,381
Egyptian Treasury Bill
EGP	10,650	0.00%, 5/6/08	1,979,493
EGP	3,900	0.00%, 5/13/08	724,101
EGP	4,350	0.00%, 5/20/08	806,777
EGP	1,375	0.00%, 5/27/08	254,737
EGP	3,950	0.00%, 6/3/08	730,989
EGP	49,625	0.00%, 6/10/08	9,173,470
EGP	2,275	0.00%, 6/24/08	419,624
EGP	11,675	0.00%, 7/1/08	2,151,089
EGP	6,975	0.00%, 7/8/08	1,283,647
Total Foreign Government Securities (identified cost $21,975,327)			$22,133,743
Other Securities — 5.6%
Description		Interest/Principal (000's omitted)	Value
	Investment in Cash Management Portfolio, 2.49%(11)	$16,957	$16,957,466
	State Street Bank and Trust Time Deposit, 1.50%, 5/1/08	1,550	1,550,000
Total Other Securities (identified cost $18,507,466)			$18,507,466
Total Short-Term Investments (identified cost $40,482,793)			$40,641,209

Value
Gross Investments — 118.8% (identified cost $400,038,266)	$393,535,958
Less Unfunded Loan Commitments — (0.0)%	$(166,887)
Net Investments — 118.8% (identified cost $399,871,379)	$393,369,071
Other Assets, Less Liabilities — (18.8)%	$(62,198,706)
Net Assets — 100.0%	$331,170,365

BRL - Brazilian Real

DIP - Debtor in Possession

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound

GEL - Georgian Lari

GHS - Ghanaian Cedi

IDR - Indonesian Rupiah

ISK - Icelandic Krona

KES - Kenyan Shilling

KRW - South Korean Won

LKR - Sri Lankan Rupee

NGN - Nigerian Naira

UGX - Ugandan Shilling

UYU - Uruguayan Peso

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

(2)  This Senior Loan will settle after April 30, 2008, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)  All or a portion of this security was on loan at period-end.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  Adjustable rate security. Rate shown is the rate at April 30, 2008.

(7)  Bond pays a coupon of 3.8% on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fumento) Rate.

(8)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(9)  Bond pays a 6% coupon on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 1,569,000 and the current face is BRL 2,701,860.

(10)  Bond pays a coupon of 5% on the face at the end of the payment period. Principal is adjusted with the Uruguayan inflation rate. Original face of the bond is UYU 38,030,000 and current face is UYU 42,910,881.

(11)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2008.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2008

Assets
Unaffiliated investments, at value including $65,710,161 of securities on loan (identified cost, $382,913,913)	$376,411,605
Affiliated investment, at value (identified cost, $16,957,466)	16,957,466
Cash	1,000,046
Foreign currency, at value (identified cost, $1,544,628)	1,551,244
Receivable for investments sold	1,524,266
Interest receivable	4,070,338
Interest receivable from affiliated investment	35,407
Receivable for open forward foreign currency exchange contracts	799,672
Receivable for open swap contracts	304,357
Receivable for closed forward foreign currency exchange contracts	41,124
Prepaid expenses	18,904
Total assets	$402,714,429
Liabilities
Collateral for securities loaned	$67,138,565
Payable for investments purchased	2,113,355
Payable for open swap contracts	1,015,815
Payable for open forward foreign currency exchange contracts	546,229
Payable for daily variation margin on open financial futures contracts	236,185
Payable for closed forward foreign currency exchange contracts	99,075
Payable to affiliate for investment adviser fee	241,033
Payable to affiliate for Trustees' fees	2,428
Accrued expenses	151,379
Total liabilities	$71,544,064
Net Assets	$331,170,365
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	350,124,414
Accumulated net realized loss (computed on the basis of identified cost)	(10,669,451)
Accumulated distributions in excess of net investment income	(2,015,163)
Net unrealized depreciation (computed on the basis of identified cost)	(6,458,301)
Net Assets	$331,170,365
Net Asset Value
($331,170,365 ÷ 18,886,596 common shares issued and outstanding)	$17.53

Statement of Operations

For the Six Months Ended
April 30, 2008

Investment Income
Interest (net of foreign taxes, $25,447)	$11,154,649
Securities lending income, net	1,821,932
Interest income allocated from affiliated investment	116,028
Expenses allocated from affiliated investment	(15,340)
Total investment income	$13,077,269
Expenses
Investment adviser fee	$2,103,854
Trustees' fees and expenses	9,060
Custodian fee	236,976
Legal and accounting services	56,195
Transfer and dividend disbursing agent fees	19,507
Printing and postage	11,045
Miscellaneous	43,726
Total expenses	$2,480,363
Deduct — Reduction of investment adviser fee	$564,814
Reduction of custodian fee	287
Total expense reductions	$565,101
Net expenses	$1,915,262
Net investment income	$11,162,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,165,674)
Financial futures contracts	(721,050)
Swap contracts	(521,823)
Foreign currency and forward foreign currency exchange contract transactions	(1,894,938)
Net realized loss	$(5,303,485)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(11,592,871)
Financial futures contracts	494,108
Swap contracts	582,507
Foreign currency and forward foreign currency exchange contracts	(386,470)
Net change in unrealized appreciation (depreciation)	$(10,902,726)
Net realized and unrealized loss	$(16,206,211)
Net decrease in net assets from operations	$(5,044,204)

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
From operations — Net investment income	$11,162,007	$21,313,467
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(5,303,485)	4,458,263
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	(10,902,726)	2,815,225
Net increase (decrease) in net assets from operations	$(5,044,204)	$28,586,955
Distributions to shareholders — From net investment income	$(13,405,706)*	$(26,792,626)
Total distributions to shareholders	$(13,405,706)	$(26,792,626)
Capital share transactions — Reinvestment of distributions to shareholders	$—	$585,011
Total increase in net assets from capital share transactions	$—	$585,011
Net increase (decrease) in net assets	$(18,449,910)	$2,379,340
Net Assets
At beginning of period	$349,620,275	$347,240,935
At end of period	$331,170,365	$349,620,275
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(2,015,163)	$228,536

* A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

Statement of Cash Flows

Cash Flows From Operating Activities	For the Six Months Ended April 30, 2008 (Unaudited)
Net decrease in net assets from operations	$(5,044,204)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(40,954,397)
Investments sold	182,425,010
Increase in short-term investments	(34,685,155)
Net amortization of premium (discount)	1,497,934
Decrease in interest receivable	124,805
Increase in interest receivable from affiliated investment	(10,259)
Decrease in payable for investments purchased	(3,947,196)
Increase in receivable for investments sold	(1,468,273)
Decrease in receivable for daily variation margin on open financial futures contracts	6,370
Increase in receivable for open swap contracts	(196,298)
Decrease in receivable for open forward foreign currency exchange contracts	765,146
Decrease in prepaid expenses	7,436
Decrease in receivable for closed forward foreign currency exchange contracts	768,706
Increase in payable for daily variation margin on open financial futures contracts	236,185
Decrease in payable for open swap contracts	(386,209)
Decrease in payable for open forward foreign currency exchange contracts	(333,081)
Increase in payable for closed forward foreign currency exchange contracts	45,838
Decrease in payable to affiliate for investment adviser fee	(27,919)
Increase in payable to affiliate for Trustees' fees	1,008
Decrease in unfunded loan commitments	(1,298,062)
Decrease in collateral for securities loaned	(101,039,079)
Decrease in accrued expenses	(173,706)
Net change in unrealized (appreciation) depreciation on long-term investments	11,751,287
Net realized (gain) loss on long-term investments	2,401,259
Net cash provided by operating activities	$10,467,146
Cash Flows From Financing Activities
Cash distributions paid net of reinvestments	$(13,405,706)
Net cash used in financing activities	$(13,405,706)
Net decrease in cash	$(2,938,560)
Cash at beginning of period	$5,489,850
Cash at end of period	$2,551,290

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended April 30, 2008		Year Ended October 31,		Period Ended
	(Unaudited)		2007	2006	October 31, 2005(1)
Net asset value — Beginning of period	$18.510		$18.420	$18.570	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.591		$1.129	$1.015	$0.540
Net realized and unrealized gain (loss)	(0.861)		0.381	0.238	(0.250)
Total income (loss) from operations	$(0.270)		$1.510	$1.253	$0.290
Less distributions
From net investment income	$(0.710	)*	$(1.420)	$(1.322)	$(0.667)
Tax return of capital	—		—	(0.081)	(0.113)
Total distributions	$(0.710)		$(1.420)	$(1.403)	$(0.780)
Offering costs charged to paid-in-capital(3)	$—		$—	$—	$(0.040)
Net asset value — End of period	$17.530		$18.510	$18.420	$18.570
Market value — End of period	$15.85		$16.500	$17.750	$16.070
Total Investment Return on Net Asset Value(4)	(1.05	)%(7)	8.82%	7.73%	1.71	%(5)(7)
Total Investment Return on Market Value(4)	0.37	%(7)	0.66%	19.96%	(11.98	)%(5)(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$331,170		$349,620	$347,241	$350,146
Expenses before custodian fee reduction	1.14	%(6)	1.14%	1.11%	1.02	%(6)
Expenses after custodian fee reduction	1.14	%(6)	1.14%	1.11%	1.01	%(6)
Net investment income	6.60	%(6)	6.12%	5.50%	4.26	%(6)
Portfolio Turnover	9%		114%	56%	89%

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Annualized.

(7)  Not annualized.

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available and forward contracts will normally be valued on the basis of market valuations provided by dealers or pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned fixed rate 30-year mortgage-backed securities (MBS) are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities (excluding those that are non-U.S. dollar denominated) with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign exchange rates for foreign exchange forward contracts and for the translation of non-U.S. dollar-denominated investments into U.S. dollars are obtained from a pricing service. Sovereign credit default swaps, foreign interest rate swaps and over-the-counter currency options are valued by a pricing service. Investments for which market quotations are not readily available and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,288,738 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915) and October 31, 2014 ($1,684,823).

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of April 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — The Fund may enter into credit default swap contacts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Fund is a buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

swap contract as realized gains or losses. The Fund segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

O  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

P  Interim Financial Statements — The interim financial statements relating to April 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2008, the amount of distributions estimated to be a tax return of capital was approximately $687,000. The final determination of tax characteristics of the Fund's distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund's average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund's net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2008, the Fund's investment leverage was 47% of its total leveraged assets. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the six months ended April 30, 2008, the Fund's adviser fee totaled $2,118,050 of which $14,196 was allocated from Cash Management and $2,103,854 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily total leveraged assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $564,814 of its advisory fee for the six months ended April 30, 2008.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$27,145,462
U.S. Government Securities	13,808,935
$40,954,397
Sales
Investments (non-U.S. Government)	$111,155,155
U.S. Government Securities	71,269,855
$182,425,010

Included in sales are proceeds of $50,191,075 from the sale of securities by the Fund to investment companies advised by EVM or its affiliates. Such transactions were executed in accordance with affiliated transaction procedures approved by the Fund's Trustees.

5  Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the six months ended April 30, 2008 and the year ended October 31, 2007 were none and 31,596, respectively.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$401,078,874
Gross unrealized appreciation	$7,376,920
Gross unrealized depreciation	(15,086,723)
Net unrealized depreciation	$(7,709,803)

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts, credit default swaps and interest rate swaps may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
5/02/08	British Pound Sterling 745,617	United States Dollar 1,478,558	$1,827
5/30/08	British Pound Sterling 3,117,243	United States Dollar 6,211,200	48,916
5/06/08	Canadian Dollar 6,977,000	United States Dollar 6,873,147	(54,365)
5/27/08	Euro 2,334,000	United States Dollar 3,722,870	92,262
5/30/08	Euro 25,973,429	United States Dollar 40,581,405	183,801
5/05/08	Euro 26,895	United States Dollar 70,927	29,055
5/05/08	Ghanian Cedi 3,997	United States Dollar 3,950	(28)
5/28/08	New Zealand Dollar 5,038,110	United States Dollar 3,998,798	77,632
5/12/08	South African Rand 43,318,983	United States Dollar 5,635,063	(94,258)
			$284,842

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Purchases

Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
5/27/08	Botswana Pula 542,000	United States Dollar 81,614	$2,495
5/07/08	Icelandic Krona 241,940,008	Euro 2,110,251	(54,916)
5/13/08	Icelandic Krona 188,379,000	Euro 1,648,254	(51,476)
5/12/08	Indian Rupee 68,500,000	United States Dollar 1,710,362	(21,042)
5/19/08	Indian Rupee 68,841,000	United States Dollar 1,722,748	(26,011)
5/27/08	Indian Rupee 137,250,000	United States Dollar 3,432,108	(51,539)
6/02/08	Indian Rupee 69,042,000	United States Dollar 1,711,078	(11,373)
5/12/08	Indonesian Rupiah 16,026,000,000	United States Dollar 1,732,166	3,913
5/19/08	Indonesian Rupiah 15,000,000,000	United States Dollar 1,625,312	(1,986)
5/27/08	Indonesian Rupiah 36,929,375,000	United States Dollar 4,001,883	(9,838)
5/19/08	Kazakh Tenge 207,000,000	United States Dollar 1,706,794	9,694
6/18/08	Kazakh Tenge 199,000,000	United States Dollar 1,634,765	9,730
10/14/08	Kazakh Tenge 251,700,000	United States Dollar 2,013,600	37,183
5/27/08	Kenyan Shilling 30,028,519	United States Dollar 485,580	(1,262)
5/08/08	Malaysian Ringgit 17,250,000	United States Dollar 5,412,104	48,250
5/15/08	Malaysian Ringgit 4,365,000	United States Dollar 1,371,305	10,264
5/20/08	Malaysian Ringgit 13,500,000	United States Dollar 4,271,611	977
5/22/08	Malaysian Ringgit 8,650,000	United States Dollar 2,748,649	(11,106)
5/27/08	Malaysian Ringgit 5,880,000	United States Dollar 1,874,582	(13,819)
5/30/08	Malaysian Ringgit 8,650,000	United States Dollar 2,763,049	(25,819)
7/15/08	Mauritian Rupee 11,800,000	United States Dollar 466,772	(16,774)

Settlement Date	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
5/12/08	Mexican Peso 16,338,000	United States Dollar 1,559,699	$(6,182)
5/05/08	New Turkish Lira 3,104,291	United States Dollar 2,375,309	51,755
5/20/08	New Turkish Lira 3,105,000	United States Dollar 2,306,321	108,333
5/27/08	New Turkish Lira 2,914,758	United States Dollar 2,235,244	25,831
5/12/08	Philippine Peso 72,872,000	United States Dollar 1,762,556	(39,366)
5/12/08	Polish Zloty 26,122,500	Euro 7,554,550	9,865
5/28/08	Polish Zloty 11,806,250	Euro 3,449,699	(54,500)
6/05/08	Polish Zloty 8,224,250	Euro 2,377,157	964
6/05/08	Ugandan Shilling 1,124,090,089	United States Dollar 664,081	67
5/07/08	Zambian Kwacha 1,620,900,000	United States Dollar 419,392	46,858
			$(30,830)

At April 30, 2008, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $41,124 and a payable of $99,075.

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
6/08	21 Japan 10 Year Bond	Short	$(27,887,492)	$(27,488,279)	$399,213

Description of the underlying instruments to Futures Contracts:

•  Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays
Bank PLC:	Iceland	Sell	$800	1.88%	3/20/18	$16,601
	Turkey (Republic of)	Buy	900	2.13	1/20/13	6,329
	Turkey (Republic of)	Buy	1,100	2.12	1/20/13	8,193
Credit Suisse
First Boston, Inc.:	Italy	Buy	6,800	0.20	12/20/16	65,271
	Philippines (Republic of the)	Buy	5,000	2.15	9/20/11	(103,716)
	Turkey (Republic of)	Buy	10,000	2.01	3/20/10	(135,719)
	Turkey (Republic of)	Buy	880	2.11	1/20/13	6,921
JPMorgan
Chase Bank:	Iceland	Sell	1,300	1.70	3/20/18	9,431
	Iceland	Sell	2,600	1.75	3/20/18	28,610
	Iceland	Sell	800	1.90	3/20/18	17,801
	Iceland	Sell	1,000	2.10	3/20/23	41,750
	Iceland	Sell	1,000	2.45	3/20/23	75,593
	Indonesia	Buy	10,000	2.09	9/20/11	(97,141)
	Philippines (Republic of the)	Buy	5,000	2.17	9/20/11	(106,878)
	Turkey (Republic of)	Buy	10,000	2.00	3/20/10	(133,895)
	Turkey (Republic of)	Buy	3,740	2.12	1/20/13	27,857
						$(272,992)

Interest Rate Swaps
Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
Barclays	12,000,000
Bank PLC:	MYR	Pay	KLIBOR	3.85%	March 27, 2012	$(18,968)
JP Morgan	10,259,445		Brazilian Interbank
Chase Bank:	BRL	Pay	Deposit Rate	11.34	January 2, 2009	(48,566)
	3,693,637		Brazilian Interbank
	BRL	Pay	Deposit Rate	12.73	January 2, 2012	(55,615)
	4,309,749		Brazilian Interbank
	BRL	Pay	Deposit Rate	10.35	January 2, 2012	(315,317)
						$(438,466)

BRL	Brazilian Real

MYR	Malaysian Ringgit

KLIBOR	Kuala Lumpur Interbank Offered Rate

At April 30, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $2,787,502 for the six months ended April 30, 2008. At April 30, 2008, the value of the securities loaned and the value of the collateral amounted to $65,710,161 and $67,138,565, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

10  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Short Duration Diversified Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 29, 2008. The following action was taken by the shareholders of the Fund:

Item 1:  The election of Norton H. Reamer, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2011, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a one-year term expiring in 2009 and Heidi L. Steiger as Class II Trustee of the Fund for a two-year term expiring in 2010.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	16,570,455	653,472
Allen R. Freedman	16,562,662	661,265
Norton H. Reamer	16,563,905	660,022
Heidi L. Steiger	16,572,405	651,522
Lynn A. Stout	16,575,695	648,232
Ralph F. Verni	16,572,371	651,556

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-706-0514.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2008, our records indicate that there are 18 registered shareholders and approximately 14,208 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building7
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Short Duration Diversified Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the portfolio.

As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

OFFICERS AND TRUSTEES

Officers
Payson F. Swaffield
President
John R. Baur
Vice President
Michael A. Cirami
Vice President
Christine M. Johnston
Vice President
Catherine C. McDermott
Vice President
Scott H. Page
Vice President
Susan Schiff
Vice President
Mark S. Venezia
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Short Duration Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2319-6/08  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy.  The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Christine M. Johnston, Catherine C. McDermott, Scott H. Page, Susan Schiff, Mark S. Venezia, and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. McDermott joined Eaton Vance in 2000 and is a Vice President of EVM and BMR. Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Senior Loan Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Venezia has been with Eaton Vance since 1984 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Christine M. Johnston
Registered Investment Companies	3	$3,997.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$3,614.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	11	$16,073.1	0	$0
Other Pooled Investment Vehicles	7	$6387.5	6	$3,219.9
Other Accounts	2	$1,006.7	0	$0
Susan Schiff
Registered Investment Companies	5	$4,361.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mark S. Venezia
Registered Investment Companies	10	$5,614.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Christine M. Johnston	None
Catherine C. McDermott	None
Scott H. Page	None
Susan Schiff	None
Mark S. Venezia	$100,001-$500,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 12, 2008

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 12, 2008